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                                                                   Exhibit 10.2


                 1992 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

     1. Purpose. The purpose of this Plan is to promote the interests of the Company and its shareholders by (i) attracting, retaining and motivating top caliber Directors; (ii) strengthening the mutuality of interest between Directors and the Company's shareholders; and (iii) enabling Directors to participate in the long-term success of the business.

     2. Definitions. For purposes of the Plan, the following terms shall have the meanings set forth below:

     (a) Board means the Board of Directors of the Company.

     (b) Code means the Internal Revenue Code of 1986, as amended, or any statute successor thereto and any regulations issued from time to time thereunder.

     (c) Committee means any committee of the Board constituting of such persons as the Board may appoint from time to time to serve at its pleasure for the purpose of carrying out the responsibilities of the Committee under the Plan. For any period during which no such committee is in existence, all authority and responsibility assigned the Committee under this Plan shall be exercised, if at all, by the Board.

     (d) Company means Boston Scientific Corporation, a corporation organized under the laws of the State of Delaware (or any successor corporation).

     (e) Disability means long-term disability as determined under rules and procedures similar to those that apply in the Company's long-term disability plan for employees then in effect.

     (f) Eligible Director means a member of the Board who is eligible for grants under the Plan pursuant to the provisions of Section 5.

     (g) Fair Market Value means, as of any given date, the last reported sales price of the Stock as reported in The Wall Street Journal for such date or, if either no such sale is reported or the Stock is not publicly traded on or as of such date, the fair market value of the Stock as determined by Committee in good

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faith based on the available facts and circumstances at the time.

     (h) Options mean nonqualified stock options granted under this Plan to purchase Stock.

     (i) Option Agreement means an agreement evidencing the grant of an Option under the Plan, in such form as the Committee may prescribe.

     (j) Participant means an Eligible Director who has received an Option grant under the Plan.

     (k)  Plan  means  the  Boston  Scientific   Corporation  1992  Non-Employee
Directors' Stock Option Plan, as set forth herein and as it may be amended from time to time.

     (l) Retirement means cessation of active service as a member of the Board at or after the normal retirement date specified in the Company's pension or other deferred compensation plan applicable generally to employees of the Company or, with the consent of the Board, any early retirement date so specified.

     (m) Stock means the Class B non-voting common stock, $.01 par value per share, of the Company.

     (n) Vesting Period means the three-year period commencing on the date of an Option grant, over which period shares subject to such Option shall become fully vested and available for purchase by exercise of the Option, as follows:

          (i)  one-third on the first anniversary of grant;

          (ii) one-third on the second anniversary of the grant; and

          (iii) one-third on the third anniversary of the grant.

     (o) Vested Shares, as of any date, means those shares of Stock available at that date for purchase by exercise of the Option, as determined by application of the Vesting Period for such Option.

     In addition, the term Change In Control shall have the meaning set forth in
Section 15 below.

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     3. Administration.  The Committee shall have authority in its discretion to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to resolve all disputes arising under the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. Any determination of the Committee shall be final and binding upon all persons having or claiming any interest under the Plan or under any Option granted pursuant to the Plan.

     4. Shares of Stock Subject to the Plan. A total of 100,000 shares of Stock shall be reserved and available for issuance upon exercise of Options granted under the Plan. Such shares shall consist of Stock held in treasury or authorized but unissued Stock. If an Option expires or terminates for any reason without having been exercised in full, the unpurchased shares subject to the Option shall become available for other Options granted under the Plan.

Substitutions or adjustments shall be made in the aggregate number and kind of shares reserved for issuance under the Plan and under any outstanding but unexercised Option in the event of (a) any stock dividend, stock split, combination of shares, issuance of rights or warrants to purchase stock; recapitalization or other change in the capital structure of the Company; or (b) any merger, consolidation, separation, reorganization, partial or complete liquidation; or (c) any other corporate transaction or event having an effect similar to the foregoing. Such substitutions or adjustments shall be carried out by the Committee and shall be made only to the extent necessary to avoid enlargement or dilution of the remaining reserved shares, the Option grants and the Stock underlying such grants. No fractional Stock shall be issued or authorized by reason of any such substitution or adjustment.

     5. Eligibility. Only Directors who are not employees of the Company or of any subsidiary or affiliate of the Company are eligible to receive grants of Options under the Plan. Any Director to whom Options have been granted and who thereafter becomes an employee of the Company or of any subsidiary or affiliate of the Company shall cease to be eligible for any further Option grants under this Plan while an employee, but shall not, by reason of becoming an employee, cease to be eligible to retain Options previously granted under the Plan.

     6. Terms of Option Grants. Options under the Plan shall be granted on the following terms:

     (a) Timing of Awards. On the effective date of the Plan, each then Eligible Director shall receive an initial Option grant. During the term of the Plan,

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each Eligible  Director  shall receive an Option grant on the date of his or her election or reelection as a Director.

     (b) Option Grant. Each Option grant shall consist of an Option to acquire in aggregate 1,500 shares of Stock and shall be exercisable at a price equal to the Fair Market Value of the Stock at the time of the grant. No Option granted hereunder is intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

     (c) Exercise of Option. An Option may be exercised to the extent of the Vested Shares thereunder at any time and from time to time during their respective terms by giving written notice of exercise to the Company specifying the number of Vested Shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price, either by certified or bank check. Payment in full or in part for such exercise may also be made with unrestricted Stock already owned by the Participant. Such unrestricted Stock shall be priced at their Fair Market Value on the date of exercise.

     If payment for the exercise of an Option is made in whole or in part with unrestricted Stock, such shares must have been owned and held by the Participant for a period of six months prior to the date of such payment.

     No Stock will be issued under the Plan until full payment for such shares has been received by the Company. No Eligible Director exercising an Option shall be considered a shareholder with respect to the Vested Shares so acquired until a certificate for the same shall have been delivered to the Director.

     7. Non-transferability of Options. No Option shall be transferable by a Participant other than by will or by the laws of descent and distribution, and all Options granted hereunder shall be exercisable, during the Participant's lifetime, only by the Participant.

     8. Option Agreement. The prospective recipient of an Option Grant shall not have any rights with respect to such Options to be granted unless, within 30 days of the date of the Option Grant, such recipient delivers an executed copy of the Option Agreement to the Company, and complies with the applicable terms and conditions of the Option Agreement.

     9. Accelerated Vesting and Forfeiture. Notwith- standing anything to the contrary in this Plan:

          (a) Death, Retirement, etc. In the event a Participant ceases to be a member of the Board on account of death, Disability, or Retirement, or in the

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event of a Change in Control of the  Company  while an  Eligible  Director  is a
Participant under the Plan (but without regard to whether the Participant then ceases to be a member of the Board), all shares available under any Option theretofor granted to that Participant under this Plan shall automatically become Vested Shares and such Option shall remain exercisable for the lesser of three years or the remaining term of the Option (or in the event of a Change in Control, for the lesser of the remaining term of the Option or the period, not in excess of three years, that the Stock remains publicly traded).

          (b) Other Termination. In the event a Participant ceases to be a member of the Board for reasons other than as described in Section 9(a) above and prior to the occurence of a Change in Control while he or she is a Participant under the Plan, any Option granted to the Participant under this Plan shall remain exercisable for the lesser of one year from the date of such event or the remaining term of the Option but only to the extent of the number of Vested Shares under such Option as of the date of such cessation of service for which such Option had not previously been exercised. All shares of Stock subject to the Option which are not then Vested Shares shall thereafter cease to be available under the Option and shall be forfeited by Participant.

     10. Amendment and Termination. The Board may terminate or amend the Plan at any time and from time to time; provided, however, that the Board may not, without approval of the shareholders of the Company, increase the maximum number of shares of Stock purchasable under the Plan or change the description of the individuals eligible to receive Options; and provided, further, however, that no amendment of any provision of the Plan governing the amount of Stock and price under, and timing of, grants of Options pursuant to the Plan (or of any other provision of the Plan to the extent a limitation on amendments is required to preserve the status of Eligible Directors as "disinterested" persons under Rule 16b-3 as promulgated by the Securities Exchange Commission under the Securities Exchange Act of 1934) shall be made more frequently than once in any six month period, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act of 1974, or the rules thereunder. No termination of or amendment to the Plan may adversely affect the rights of a Participant with respect to any Option held by the Participant as of the date of such termination or amendment without such Participant's consent.

     11. General Provisions.

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     11.1. Adoption of Other Plans. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements subject to shareholder approval if such approval is required and such arrangements may be either generally applicable or applicable only in specific cases.

     11.2. No Additional Rights. Neither the establishment or continuation of the Plan, nor the grant of any Option hereunder shall confer upon any member of the Board any right to continue as a member.

     11.3. Governing Law. The Plan and all Options and actions taken thereunder shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without regard to the conflict of laws principles thereof.

     12. Term of Plan. The Plan shall become effective upon the approval of the Plan by the shareholders of the Company. No Options shall be granted pursuant to the Plan on or after the tenth anniversary of the Plan's approval by shareholders, but Options theretofore granted may extend beyond that date.

     13. Tax Withholding. Any compensation income realized or recognized by a Participant with respect to the exercise of Options granted under this Plan shall be subject to withholding by the Company of income or other taxes required by Federal, state, local or foreign law. Each Participant shall make arrangements satisfactory to the Committee to satisfy the Company's obligation, if any, to withhold any tax with respect to such compensation income realized by the Participant.

     14. Definition of Change in Control. For purposes of this Plan, Change in Control means the occurrence of any of the following:

          (a) The acquisition, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Company Voting Securities"); provided, however, that any acquisition by (x) any non-corporate shareholder of the Company as of the effective date of the initial registration of an offering of Stock under the Securities Act of 1933, (y) the Company or any of its subsidiaries, or any employee benefit plan (or related trust) sponsored or

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maintained by the Company or any of its subsidiaries or (z) any corporation with respect to which, following such acquisition, more than 60% of, respectively, the then outstanding shares of common stock of such corporation and combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Company Voting Securities immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the Outstanding Company Common Stock and Company Voting Securities, as the case may be, shall not constitute a Change in Control of the Company; or

          (b) Individuals who, as of the effective date of the initial registration of an offering of Stock under the Securities Act of 1933, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a director subsequent to such effective date whose election or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act); or

          (c) Approval by the shareholders of the Company of a reorganization, merger or consolidation (a "Business Combination"), in each case, with respect to which all or substantially all of the individuals and entities who were the respective beneficial owners of the Outstanding Company Common Stock and Company Voting Securities immediately prior to such Business Combination do not own beneficially, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination in substantially the same proportion as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and Company Voting Securities, as the case may be; or

          (d) a complete liquidation or dissolution of the Company or a sale or other disposition of all or substantially all of the assets of the Company other

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than to a corporation with respect to which, following such sale or disposition, more than 60% of, respectively, the then outstanding shars of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors is then owned beneficially, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common
Stock  and  Company  Voting  Securities   immediately  prior  to  such  sale  or
disposition in substantially the same proportion as their ownership of the Outstanding Company Common Stock and Company Voting Securities, as the case may be, immediately prior to such sale or disposition.

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                          BOSTON SCIENTIFIC CORPORATION

                 1992 N0N-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

                                 First Amendment

     Pursuant to the provisions of Section 10 of Boston Scientific Corporation's 1992 Non-Employee Directors' Stock Option Plan (the "Plan"), the Board of Directors of Boston Scientific Corporation hereby (i) amends Section 2(m) of the Plan by removing the expression "Class B non-voting," (ii) amends Section 6(a) by removing the expression "his or her election or reelection as a Director" and replacing it with the expression "each successive annual meeting of the stockholders of the Company, or special meetings in lieu of such annual meetings, at which such Eligible Director is elected or reelected to the Board, or after which such Eligible Director is a member of the Board," and (iii) amends Section 6(b) of the Plan by replacing the expression "1,500 shares of Stock" with the expression "2,000 shares of Stock."

     All other terms and provisions of the Plan, and any options made thereunder, remain in full force and effect.










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               AMENDMENT NO.1 TO THE BOSTON SCIENTIFIC CORPORATION
                 1992 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN


     The Boston Scientific Corporation 1992 Non-Employee Directors' Stock Option Plan (the "Plan") is hereby amended as follows:

1. Section 7 of the Plan is amended by deleting the existing Section 7 in its entirety and replacing it with the following:

     "7. Limited Transferability of Options. No Option shall be transferable by a Participant other than by will or bt the laws of descent and distribution and all Options granted thereunder shall be exercisable, during the Participants lifetime, only by the Participant provided, however, that, subject to such conditions as the may from time to time establish, Participants may transfer, without payment of consideration, any Options whenever granted under the Plan to members of their respective immediate families or to trusts, partnerships, or similar vehicles established for the benefit of members of their respective immediate families."

2. Section 2(m) of the Plan is amended by deleting the existing Section 2(m) in its entirety and replacing it with the following:

     "(m) Stock means the Common Stock, $.01 par value per share, of the Company."